THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of August 5, 2014 (the “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 3, 2013 (as amended by that certain First Amendment to Revolving Credit Agreement and Waiver dated as of January 10, 2014, that certain Second Amendment to Revolving Credit Agreement and Waiver dated as of February 7, 2014 and as further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, in the Borrower’s fiscal year 2014, the Borrower incurred cash charges, or charges to shortly be settled in cash, in connection with (a) the closing of restaurants with lease and other charges in an amount greater than (by approximately $2.3 million) the amount of cash charges for such closings that the Borrower is permitted to add back to Consolidated EBITDA and exclude from Consolidated Lease Expense for the applicable period and (b) the elimination of eight Director and Vice President support center positions in an amount of $625,122 (collectively the charges described in (a) and (b) above, the “Additional Cash Charges”);

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to permit the Additional Cash Charges to be added back to Consolidated EBITDA and excluded from Consolidated Lease Expense for the applicable period;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Incorporation of Recitals.  The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2.   Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement and the other Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit.  Without limiting the generality of the preceding sentence, each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of the Credit Agreement.  Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (ii) by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

3.           Amendments. The Credit Agreement is hereby amended as follows:

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(a) Clause (d)(vi) in the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(vi) cash charges incurred in connection with the closing of stores or units and the elimination of eight Director and Vice President support center positions during the fiscal year ending June 3, 2014; provided, that, (x) the aggregate amount of cash charges for store or unit closures added back pursuant to this clause (d)(vi) for all periods shall not exceed $4,800,000 and (y) the aggregate amount of cash charges in connection with the elimination of the eight Director and Vice President support center positions added back pursuant to this clause (d)(vi) for all periods shall not exceed $625,122,

(b) The parenthetical in the definition of “Consolidated Lease Expense” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(excluding (x) Capital Lease Obligations, (y) those cash charges for lease termination costs in connection with the closing of any stores or units during the fiscal year ending June 3, 2014, in an aggregate amount not to exceed $4,800,000, that are added back to Consolidated EBITDA pursuant to clause (vi) thereof

4.           Conditions Precedent.  This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

5.           Miscellaneous.

(a)
The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)	Each Loan Party hereby represents and warrants as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)
Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof

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except to the extent such representations and warranties expressly relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)
This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                                                                       RUBY TUESDAY, INC.

By      /s/ Scarlett May
Name: Scarlett May
Title: Senior Vice President, Chief Legal Officer
and Secretary

GUARANTORS:                                                                  RTBD, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT FINANCE, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RUBY TUESDAY GC CARDS, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT TAMPA FRANCHISE, L.P.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT ORLANDO FRANCHISE, L.P.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT SOUTH FLORIDA FRANCHISE, L.P.

By:       /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT NEW YORK FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RT SOUTHWEST FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT MICHIANA FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT FRANCHISE ACQUISITION, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT FLORIDA EQUITY, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RTGC, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT DETROIT FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT MICHIGAN FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RT WEST PALM BEACH FRANCHISE, L.P.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT NEW ENGLAND FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT LONG ISLAND FRANCHISE, LLC

By:     /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RUBY TUESDAY, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT LAS VEGAS FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT MINNEAPOLIS FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT INDIANAPOLIS FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT DENVER FRANCHISE, L.P.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RT OMAHA FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT KCMO FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT PORTLAND FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT ST. LOUIS FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT WESTERN MISSOURI FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

QUALITY OUTDOOR SERVICES, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT AIRPORT, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT LOUISVILLE FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RT MCGHEE-TYSON, LLC

By:     /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT ONE PERCENT HOLDINGS, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT ONE PERCENT HOLDINGS, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT MINNEAPOLIS HOLDINGS, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT OMAHA HOLDINGS, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT DENVER, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT LOUISVILLE, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT ORLANDO, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RT SOUTH FLORIDA, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT TAMPA, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT WEST PALM BEACH, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT NEW HAMPSHIRE RESTAURANT HOLDINGS, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT RESTAURANT SERVICES, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT NORTHERN CALIFORNIA FRANCHISE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RTTA, LP

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President

WOK HAY 2, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RT DISTRIBUTING, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT O’TOOLE, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT SMITH, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RT MILLINGTON, LLC

By:       /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

4721 RT OF PENNSYLVANIA, INC.

By:       /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RTTT, LLC

By:      /s/ Scarlett May
Name: Scarlett May
Title: Manager

RTT TEXAS, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Treasurer

RT JONESBORO CLUB

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Treasurer

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC

RUBY TUESDAY OF RUSSELLVILLE, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Secretary and Treasurer

RUBY TUESDAY OF CONWAY, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Secretary and Treasurer

RT KCMO KANSAS, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Vice President and Secretary

RUBY TUESDAY OF BRYANT, INC.

By:      /s/ Scarlett May
Name: Scarlett May
Title: Secretary and Treasurer

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

ADMINISTRATIVE AGENT:                                            BANK OF AMERICA, N.A.,
as Administrative Agent

By       /s/ Erik M. Truette
Name: Erik M. Truette
Title:   Assistant Vice President

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

LENDERS:                                                                    BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank

By       /s/ Robert J. Beckley
Name: Robert J. Beckley
Title:   Senior Vice President

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By       /s/ Stephen Leon
Name: Stephen Leon
Title:   Managing Director

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

REGIONS BANK,
as a Lender

By       /s/ Jay Sim
Name: Jay Sim
Title:   Vice President

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.